SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  SEPTEMBER 26, 2006

DATE OF EARLIEST EVENT REPORTED:  SEPTEMBER 26, 2006

KENILWORTH SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEW YORK	0-08962	84-1641415
(STATE OR OTHER	(COMMISSION FILE NO.)	(IRS EMPLOYER
JURISDICTION OF		IDENTIFICATION
INCORPORATION)		NUMBER)

185 WILLIS AVENUE, SUITE #4 MINEOLA, NY		11501
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)		(ZIP CODE)

(516) 741-1352

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Press Releases and Contract Exhibit

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT
 OF PRINCIPAL OFFICERS

(b)  Between September 1 and 6, 2006 Kenilworth Systems Corporation received notices from Paul Nusbaum and David Satterfield that they wished to resign as Directors of the Company as of August 28, 2006, when the Company did not renew the annual Director’s Insurance.  During the week ending September 25, 2006 we polled our remaining five (5) Directors who agreed to continue to serve the Company and approved the resignations of Mr. Nusbaum and Mr. Satterfield.

ITEM  9.01                FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits

The following exhibits are annexed hereto:

17.                                   Letters of Resignation from Paul Nusbaum dated September 1, 2006 and David Satterfield dated September 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

KENILWORTH SYSTEMS CORPORATION

Registrant

/s/ Herbert Lindo
Herbert Lindo, Chairman

Dated: September 26, 2006